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                                                                     EXHIBIT "D"

                                    IgX Corp.

                             1998 STOCK OPTION PLAN

         ARTICLE 1. PURPOSE.

         1.1 General Purpose. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and
(c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute incentive stock options or non-qualified stock options).

         1.2 Intended Tax Effects of Options. It is intended that part of the Plan qualify as an ISO plan and that any option granted in accordance with such portion of the Plan qualify as an ISO, all within the meaning of Code Section
422. The tax effects of any NQSO granted hereunder shall be determined under Code Section 83.

         ARTICLE 2. ADMINISTRATION.

         2.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have the unrestricted authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

         2.2 Appointment. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors who shall meet both of the following requirements:

                  (a) Non-Employee Directors. Each director serving on the Committee must be a "non-employee director." To be a non-employee director, the director must not (i) be an employee or officer of the Company, (ii) have received compensation directly or indirectly as a consultant or in any non-director capacity, or have an interest in any transaction of the Company for which disclosure would be required under
         Item 404(a) of Regulation S-K of the Exchange Act, or (iii) have been engaged through another entity in a business relationship with the Company for which disclosure would be required under Item 404(b) of Regulation


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         S-K of the Exchange Act. The requirements of this subsection are intended to comply with the Securities and Exchange Commission's criteria for action by a committee of the Board as specified in Rule 16b-3 under Section 16 of the Exchange Act or any successor rule or regulation establishing such criteria. This subsection shall be interpreted and construed in a manner which assures compliance therewith. To the extent Rule 16b-3 is modified to reduce or increase the restrictions on who may serve as a member of the Committee, the Plan shall be deemed modified in a similar manner.

                  (b) Outside Directors. No director serving on the Committee may be a current or former Employee of the Company (or any corporation affiliated with the Company under Code Section 1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Company (or any Code Section 1504 affiliated corporation), or shall be receiving remuneration (directly or indirectly) from the Company (or any Code Section 1504 affiliated corporation) in any capacity other than as a director. The requirements of this subsection are intended to comply with the "outside director" requirements of Treas. Reg. Section 1.162-27(e)(3) or any successor regulation, and shall be interpreted and construed in a manner which assures compliance with the "outside director" requirement of Code Section 162(m)(4)(C)(i).

         2.3 Organization. The Board or the Committee may select one of the Committee's members as chairman of the Committee. The Committee shall hold its meetings at such times, in such manner, and at such places as the Committee or its chairman shall deem advisable. A majority of the members of the Committee shall constitute a quorum, and such majority shall determine the Committee's actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

         2.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


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         ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

         Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares of Common Stock as to which Options may be granted under the Plan shall not exceed, Six Hundred Thousand (600,000) shares, subject to adjustment pursuant to Article
8. If Options are forfeited or terminate for any other reason before being exercised or if shares of Common Stock issued upon the exercise of Options are forfeited, then the corresponding number of shares of Common Stock shall again become available for the grant of Options under the Plan.

         ARTICLE 4. ELIGIBILITY.

         4.1 Non-Qualified Stock Options. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NQSOs .

         4.2 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parent or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

         ARTICLE 5. GRANT OF OPTIONS.

         5.1 Grants of Options. Subject to the provisions of the Plan, the Committee or the Board shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Article 4 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered or to be rendered by the respective individuals to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such prior Options include Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

         5.2 Restriction on Grant of Options. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than One Hundred Fifty Thousand (150,000) shares of Common Stock, subject to adjustment pursuant to
Article 8 of the Plan.


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         5.3 Limitation on Exercisability of ISOs. Notwithstanding anything herein to the contrary, the aggregate Fair Market Value of ISOs which are granted to any Employee under the Plan or any other stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The Committee shall interpret and administer the limitations set forth in this Section in accordance with Code Section 422(d).

         ARTICLE 6. OPTIONS.

         6.1 Requirement of Option Agreement. Each grant of an Option under the Plan shall be evidenced by an Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. An Option Agreement may provide that a new Option (a "reload option") will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form of previously owned shares of Common Stock.

         6.2 General. Each Option Agreement shall specify the name of the Optionee, the number of shares of Common Stock subject to the Option, the Exercise Price, the Beneficiary of the Optionee, and the date on which the Option was granted under the Plan.

         6.3 Vesting. Each Option shall vest and become exercisable at a rate specified by the Committee at or subsequent to grant.

         6.4 Exercise Price. The Exercise Price per share of Common Stock purchasable under an Option shall be determined by the Committee. However, the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of ISOs of Optionees who own more than ten percent (10%) of the voting power of all classes of stock of either the Company or any Parent or Subsidiary) of the Fair Market Value of a share of Common Stock on the date of grant and the Exercise Price of an NQSO shall in no event be less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of grant. In the case of an NQSO, the Exercise Price may vary in accordance with a predetermined formula while the NQSO is outstanding.

         6.5 Term. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided that the term of an ISO shall in no event exceed ten (10) years (five (5) years in the case of ISOs granted to Optionees who own more than ten percent (10%) of the voting power of all classes of stock of either the Company or any Parent or Subsidiary) from the date of grant.

         6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) one hundred (100) shares or (ii) the total remaining shares subject to the Option, if such total is


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less than one hundred (100) shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

         6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Exercise Price for the number of shares specified in such notice and by any documents required by Section 9.1. The Company shall make delivery of the shares purchased within a reasonable period of time; provided, however, that if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the Securities Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. For Options which are ISOs, written statements shall be furnished to the Optionee in accordance with Code Section 6039 on or before January 31 of the year following the year in which the Option was exercised.

         6.8 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b), (c) and (d) below, no Option shall be exercisable unless the Optionee shall have been an Employee, Director or Consultant from the date of the granting of the Option until the date of exercise; provided that the Committee, in its sole discretion, may waive the application of this Section with respect to any NQSOs granted hereunder and, instead, may provide a different expiration date or dates in a NQSO Option Agreement.

                  (a) Termination of Employment. In the event an Optionee ceases to be an Employee, Director or Consultant for any reason other than death, Disability or termination by the Company, a Parent, Subsidiary or Affiliate without Cause of the Optionee's service as Employee, Director or Consultant, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of Option, or (ii) the date on which the Optionee ceases to be an Employee, Director or Consultant or (iii) the date on which the Company, a Parent, Subsidiary or Affiliate gives notice to such Optionee of termination of service as Employee, Director or Consultant if such service is terminated by the Company, a Parent, Subsidiary or Affiliate for Cause (an Optionee's resignation of such service in anticipation of such termination of service for Cause shall constitute a notice of termination); provided that the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to termination of the Option pursuant to this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.


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                  (b) Termination of Employment by Company, a Parent, Subsidiary
         or Affiliate Without Cause. In the event that the Company, a Parent, Subsidiary or Affiliate terminates an Optionee's service as Employee, Director or Consultant without Cause, any Option or unexercised portion thereof granted to him shall terminate and not be exercisable after the earlier to occur of (i) the expiration date of such option or (ii) three (3) months after the date the Optionee ceases to be an Employee, Director or Consultant; provided that the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to such termination, the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date the Optionee's service is terminated by the Company, a Parent, Subsidiary or Affiliate without Cause.

                  (c) Disability. Upon the termination of an Optionee's service as Employee, Director or Consultant due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option or (ii) one
         (1) year after the date on which such Optionee ceases to be an Employee, Director or Consultant due to Disability; provided that the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to such termination, the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date the Optionee's service ceased due to Disability.

                  (d) Death. In the event of the death of the Optionee while he is an Employee, Director or Consultant, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one
         (1) year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided that the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this subsection as if the Beneficiary were the named Optionee.

         6.9 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by transfer to a Beneficiary upon the death of the Optionee, and any purported transfer (other than as excepted above) shall be null and void. After the death of an Optionee and upon the death of the Optionee's Beneficiary, an Option shall be transferred only by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

         6.10 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.


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         6.11 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

         6.12 Designation of Option as ISO or NQSO. Subject to the provisions of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and a NQSO shall identify clearly the status and terms of each Option.

         6.13 ISOs Converted to NQSOs. In the event any part or all of an Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.

         6.14 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become immediately vested and exercisable as to all or part of the shares of Common Stock subject to such Option in the event that a Change in Control occurs with respect to the Company, subject to the following limitations:

                  (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

                  (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants each determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         6.15 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially adversely alter or impair his or her rights or obligations under such Option.

         6.16 Payment for Option Shares.

                  (a) General Rule. The entire Exercise Price of shares of Common Stock issued upon exercise of Options shall be payable by the Optionee (or his Beneficiary) in cash or cash equivalents at the time when such shares of Common Stock are purchased, except as follows:


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                           (i) In the case of an ISO granted under the Plan,
                  payment shall be made only pursuant to the express provisions of the applicable Option Agreement, which may include the form(s) described in Section 6.16(c) through (g).

                           (ii) In the case of an NQSO, the Exercise Price may
                  be paid, at the election of the Optionee (or his Beneficiary) in any form(s) described in Section 6.16(c) through (g).

                  (b) Withholding Tax. In addition to the payment of the Exercise Price of the shares of Common Stock then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay), an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

                  (c) Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value as of the date of exercise of the Option. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes. If the Optionee delivers shares of Common Stock with a value that is less than the total Exercise Price, then such Optionee shall pay the balance of the total Exercise Price in cash or cash equivalents.

                  (d) Withholding of Stock. All or any part of the Exercise Price may be paid by the Optionee's (or his Beneficiary's) instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the Exercise Price as payment.

                  (e) Exercise/Sale. All or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company with the balance of the shares of Common Stock, if any, being delivered to the Optionee.

                  (f) Exercise/Pledge. Subject to applicable margin regulations, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the shares of Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company with the balance of the proceeds being delivered to the Optionee.

                  (g) Other Forms of Payment. The Board or the Committee may, at the time of grant or exercise, authorize payment of all or any part of the Exercise Price and any withholding


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taxes in any other form, including delivery (on a form prescribed by the
Company) an unsecured, full recourse promissory note, that is consistent with applicable laws, regulations and rules.

         ARTICLE 7. OPTION GRANTS TO OUTSIDE DIRECTORS.

         7.1 Grants. The Board may in its sole discretion grant NQSOs to Outside Directors from time to time.

         7.2 Vesting. Each NQSO shall vest and become exercisable at a rate determined by the Committee at or subsequent to grant.

         7.3 Accelerated Exercisability. All NQSOs granted to an Outside Director under this Article 7 shall become exercisable in full in the event of:

                  (a) The termination of such Outside Director's service because of death, Disability or retirement at or after age 65; or

                  (b) A Change in Control with respect to the Company, except as provided in the next following sentence.

         If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants each determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         7.4 Exercise Price. The Exercise Price under all NQSOs granted to an Outside Director under this Article 7 shall be equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, payable in one of the forms described in Section 6.17(c) to (g) hereof.

         7.5 Term. All NQSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the tenth anniversary of the date of grant, (b) the date three (3) months after the termination of such Outside Director's service for any reason other than Cause, death or Disability, (c) the date twelve (12) months after the termination of such Outside Director's service because of death or Disability or (d) the termination of such Outside Director's service for Cause.

         ARTICLE 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         8.1 Recapitalization. In the event of a stock split of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a stock dividend payable in a form other than shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of


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shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (a) The number of Options available for future Awards under
         Article 3;

                  (b) The number of shares of Common Stock covered by each outstanding Option; or

                  (c) The Exercise Price of each outstanding Option.

         Except as provided in this Article 8, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         8.2 Dissolution or Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the stockholders of the Company, the Committee shall give each Optionee written notice of such event at least ten
(10) days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

         8.3 Reorganizations. Subject to any required action by the stockholders, in the event that the Company is a party to a merger, consolidation, acquisition of the stock or assets of the Company which does not constitute a Change of Control, or other reorganization, outstanding Options shall be subject to the agreement of reorganization. The Committee, in its discretion may declare that:

                  (a) The outstanding Awards shall continue if the Company is a surviving corporation;

                  (b) The outstanding Awards shall be assumed by the surviving corporation or its parent or subsidiary with appropriate adjustment as determined by the Committee;

                  (c) The surviving corporation or its parent or subsidiary shall substitute its own awards for the outstanding Awards;

                  (d) Any or all outstanding Options granted hereunder shall become immediately and fully exercisable (to the extent permitted under federal or state securities laws); and/or

                  (e) Any or all Options granted hereunder shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall terminate on a date at least thirty
         (30) days subsequent to notice to the Optionees.


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         8.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

         ARTICLE 9. AGREEMENT BY OPTIONEE AND SECURITIES REGISTRATION

         9.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

         If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the Securities Act, or who ceases to be an "affiliate," or (B) registered under the Securities Act and all applicable state securities laws and regulations, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

         9.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the Securities Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before or, if appropriate and upon the advice of legal counsel, after delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The NASDAQ National Market at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or The NASDAQ National Market of the shares of Common Stock to be issued.

         ARTICLE 10. LIMITATION ON RIGHTS.

         10.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director and Consultant at any time, with or without cause.

         10.2 Stockholders' Rights. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Option prior to the time when he or she becomes entitled to receive such shares of Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record dates is prior to such time, except as expressly provided in the Plan.

         10.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to the exercise of any Option prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

         ARTICLE 11. WITHHOLDING TAXES.

         11.1 General. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

         11.2 Share Withholding. The Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any shares of Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any shares of Common Stock that he or she previously acquired. Such shares of Common Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

         ARTICLE 12. TERM OF THE PLAN.

         12.1 Term of the Plan. The Plan, as set forth herein, shall become effective as of the Effective Date, and no Options shall be granted hereunder prior to that time. Subject to Article 3, Options may be granted under the Plan until the later of (i) termination of the ability to make further grants by the Board under Section 12.2 or (ii) the tenth anniversary of the Effective Date.

         12.2 Amendment or Termination. The Board may, at any time and for any reason, amend the Plan, terminate the ability to grant additional Options under the Plan, or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. The termination of the Plan, or any amendment thereof, shall not materially adversely affect any Option previously granted under the Plan without the consent of the Optionee.

         12.3 Term of Plan. If not previously terminated by the Board under
Section 12.2, the Plan shall terminate automatically upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Awards may be granted hereunder.

         ARTICLE 13. MISCELLANEOUS PROVISIONS.

         13.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

         13.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

         13.3 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

         13.4 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

         13.5 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

         13.6 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         13.7 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

         13.8 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

         13.9 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

         ARTICLE 14. DEFINITIONS.

         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         14.1 "Affiliate" means a person that directly, or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Company.

         14.2 "Award" means any award of an Option under the Plan.

         14.3 "Beneficiary" means, with respect to an Optionee, the individual or individuals to whom the Optionee's Options shall be transferred upon the Optionee's death.

                  (a) Designation of Beneficiary. An Optionee's Beneficiary shall be the individual who is last designated in writing by the Optionee as such Optionee's Beneficiary hereunder. An Optionee shall designate his or her original Beneficiary in writing in his or her Option Agreement. Any subsequent modification of the Optionee's Beneficiary shall be in a written, executed and notarized letter addressed to the Company and shall be effective when it is received and accepted by the Committee, as determined in the Committee's sole discretion.

                  (b) No Designated Beneficiary. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living at the time of the Optionee's death, then the Optionee's Beneficiary shall be deemed to be the individual or individuals in the first of the following classes of individuals with one or more members of such class surviving or in existence as of the Optionee's death, and in the absence thereof, the Optionee's estate:
         (i) the Optionee's surviving spouse; or (ii) the Optionee's then living lineal descendants, per stirpes.

                  (c) Designation of Multiple Beneficiaries. An Optionee may not designate more than one individual as a Beneficiary. To the extent that a designation purports to designate more than one individual as a Beneficiary, the designation shall be null and void.

                  (d) Contingent Beneficiaries. An Optionee may designate a contingent Beneficiary to receive the Optionee's Option in the event that the Optionee's original Beneficiary should predecease the Optionee; otherwise, in the event a Beneficiary predeceases the Optionee, then the individual or individuals specified in subsection
         (b) above shall be the Optionee's Beneficiary.

         14.4 "Board" means the Company's Board of Directors, as constituted from time to time.

         14.5 "Cause" means an act or acts by an individual involving the commission of a felony, willful misconduct, fraud, embezzlement, dishonesty, breach of fiduciary duty or violation or breach of a written employment or consulting agreement or of Company policy as described in a Company employee handbook, any of which acts cause the Company material damage, as determined by the Committee in its sole discretion.

         14.6     "Change in Control" means:

                  (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who are not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                  (b) The sale, transfer or other disposition of all or substantially all of the Company's assets, whether through one event or a series of related events, without being approved by the Continuing Directors;

                  (c) A change in the composition of the Board, as a result of which fewer than a majority of the incumbent directors are directors who either
(i) were directors of the Company on the Effective Date (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (collectively, the "Continuing Directors"); or

                  (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least thirty percent (30%) of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         14.7 "Code" means the Internal Revenue Code of 1986, as amended.

         14.8 "Committee" means the committee of the Board appointed by the Board to administer and interpret the Plan, as described in Article 2.

         14.9 "Common Stock" means the common stock, $.001 par value per share, of the Company.

         14.10 "Company" means IgX Corp., a Delaware corporation.

         14.11 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

         14.12 "Director" means an individual who is serving as a member of the Board or who is serving as a member of the board of directors of a Parent or Subsidiary.

         14.13 "Disability" or "Disabled" means, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

         14.14 "Effective Date" means the date on which this Plan is adopted by the Board, subject to stockholder approval.

         14.15 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         14.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         14.17 "Fair MarkeIt Value" of the Common Stock as of a date of determination shall mean the following:

                  (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the Securities Act) or on the NASDAQ National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or the NASDAQ National Market on the trading date immediately preceding the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the trading date immediately preceding the date of determination.

                  (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the NASDAQ National Market but no shares of the Common Stock were traded on the date specified in Section 14.17(a) above but there were shares traded on a date within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock were traded on the date specified in Section 14.17(a) above (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on a date within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the NASDAQ National Market or is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

         The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         14.18 "ISO" means an incentive stock option within the meaning of
Section 422(b) of the Code.

         14.19 "NQSO" means a stock option not described in Sections 422 or 423 of the Code.

         14.20 "Option" means an ISO or NQSO granted under the Plan and entitling the holder to purchase shares of Common Stock.

         14.21 "Optionee" means an individual who is granted an Option pursuant to the terms and provisions of this Plan.

         14.22 "Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         14.23 "Outside Director" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

         14.24 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         14.25 "Person" means any individual, organization, corporation, partnership or entity.

         14.26 "Plan" means this IgX Corp. 1998 Stock Option Plan, as amended from time to time.

         14.27 "Securities Act" means the Securities Act of 1933, as amended.

         14.28 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         ARTICLE 15. EXECUTION.

         To record the adoption of the Plan by the Board, as of September 25, 1998, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                             IgX Corp.

                                             By: __________________________